Exhibit 10.4

                                  GUARANTY
                                  --------

      For value received, the undersigned ("Guarantor") hereby enters into this Guaranty ("Guaranty") and unconditionally endorses, guarantees and promises to pay to Excellon Automation Co. ("Excellon") the amounts set forth in tat certain Excellon Lease Agreement (the "Agreement") dated May 15, 1998 by and between Excellon and Performance Interconnect, Inc. ("Obligor") and all extensions and renewals of the Agreement and all expenses, including reasonable attorneys' fees, incurred in collecting the Agreement or enforcing this Guaranty, or both.

      The obligation of the Guarantor hereunder is independent of the obligation of the Obligor under the Agreement, and a separate action or actions may be brought or prosecuted against the Guarantor, whether action is brought against the Obligor under the Agreement or any other guarantor be joined in any such action or actions.

      The Guarantor hereby waives any right to require Excellon to (a) proceed against the Obligor under the Agreement; or (b) pursue any other remedy in said Excellon's power whatsoever. Until all payment obligations set forth in Section 2 of the Agreement have been performed and satisfied in full, Guarantor shall not waive any right of subrogation, and hereby waives any right to enforce any remedy which Excellon now has or may hereafter have against the Obligor under the Agreement, and waives any benefit of and any right to participate in any security now or hereafter held by Excellon. The Guarantor hereby waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, and notices of dishonor.

      No failure or delay by Excellon to insist upon the strict performance of any term, condition, covenant or agreement of this Guaranty or to exercise any right, power or remedy hereunder or consequent upon a breach hereof shall constitute a waiver of any such term, condition, covenant, agreement, right, power or remedy of any such breach, or preclude Excellon from exercising any such right, power or remedy at any later time or times.

      In case any one or more of the provisions contained in this Guaranty should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

      This Guaranty (a) constitutes the entire Agreement, and supersedes all prior agreements and understandings, both written and oral, among Obligor and Guarantor with respect to the subject matter hereof, (b) may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and (c) shall be binding upon Guarantor and its successors and assigns and shall inure to the benefit of, and shall be enforceable by, Excellon and its successors and assigns.

      Unless otherwise specifically provided herein, all notices, instructions, requests and other communications required or permitted hereunder shall be in writing and become effective when received or if mailed when deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested. Notices shall be directed to Excellon at its address set forth in the Agreement, and to Guarantor at its address set forth below, or at such other addresses as such party may from time to time furnish to the other by notice similarly given.

      This Guaranty shall be binding upon the Guarantor and his or her successors and shall inure to the benefit of the Excellon.

      This Guaranty shall be governed by, and construed in accordance with, the laws of the State of California.

      TN WITNESS WHEREOF, the undersigned has executed this Guaranty on the date of the Agreement.


 /s/
 ---------------
 D. Ronald Allen

 Address:

 10911 Petal St., Suite 105
 Dallas, TX 75238

                                ACCEPTED BY EXCELLON AUTOMATION CO.

                                /s/
                                ---------------------------
                                         5/15/98